UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


                              SCHEDULE 13D


               Under the Securities Exchange Act of 1934
                           (Amendment No. 2)*

                          Starrett Corporation

                            (Name of Issuer)

                 Common Stock, par value $1.00 share

                    (Title of Class of Securities)
                              855 677 100

                            (CUSIP Number)

                             Edwin V. Petz
                               Suite 4200
                     1271 Avenue of the Americas
                         New York, NY  10020
                           (212) 708-0844

          (Name, Address and Telephone Number of Person
        Authorized to Receive Notices and Communications)

                              June 21, 1993
     (Date of Event which Requires Filing of this Statement)


If the filing person has previously filed a statement on Schedule
13G to report the acquisition which is the subject of this
Schedule 13D, and is filing this schedule because of Rule 13d-
1(b)(3) or (4), check the following box .

Check the following box if a fee is being paid with the statement. (A fee is not required only if the reporting person:
(1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7.)

Note: Six copies of this statement, including all exhibits, should be filed with the Commission. See Rule 13d-1(a) for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).




















































SCHEDULE 13D



CUSIP No.  855 677 100        Page    3 of  9 Pages

1    NAME OF REPORTING PERSON
     S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
     PAUL MILSTEIN

2    CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
     (a) X
     (b)

3    SEC USE ONLY

4    SOURCE OF FUNDS*

5    CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
     PURSUANT TO ITEMS 2(d) or 2(e)

6    CITIZENSHIP OR PLACE OF ORGANIZATION
     United States

     NUMBER OF SHARES BENEFICIALLY OWNED BY?
     EACH REPORTING PERSON WITH

7    SOLE VOTING POWER
     145,000

8    SHARED VOTING POWER
     1,564,240

9    SOLE DISPOSITIVE POWER
     145,000

10   SHARED DISPOSITIVE POWER
     1,564,240

11   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
     708,020

12   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
     CERTAIN SHARES*   X
     See Item 5

13   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
     10.8

14   TYPE OF REPORTING PERSON*
     IN

*SEE INSTRUCTIONS BEFORE FILLING OUT!
INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7
(INCLUDING EXHIBITS) OF THE SCHEDULE AND THE SIGNATURE
ATTESTATION

SCHEDULE 13D


CUSIP No.  855 677 100        Page     4 of  9 Pages

1    NAME OF REPORTING PERSON
     S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
     PIM HOLDING

2    CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
     (a) X
     (b)

3    SEC USE ONLY

4    SOURCE OF FUNDS*

5    CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
     PURSUANT TO ITEMS 2(d) or 2(e)

6    CITIZENSHIP OR PLACE OF ORGANIZATION
     New York

     NUMBER OF SHARES BENEFICIALLY OWNED BY?
     EACH REPORTING PERSON WITH

7    SOLE VOTING POWER
     312,377

8    SHARED VOTING POWER
     1,209,441

9    SOLE DISPOSITIVE POWER
     312,377

10   SHARED DISPOSITIVE POWER
     1,209,441

11   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
     563,020

12   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
     CERTAIN SHARES*     X
     See Item 5

13   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
     8.6%

14   TYPE OF REPORTING PERSON*
     PN

*SEE INSTRUCTIONS BEFORE FILLING OUT!
INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7
(INCLUDING EXHIBITS) OF THE SCHEDULE AND THE SIGNATURE
ATTESTATION


SCHEDULE 13D


CUSIP No.  855 677 100        Page     5 of  9 Pages

1    NAME OF REPORTING PERSON
     S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
     SEYMOUR MILSTEIN

2    CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
     (a) X
     (b)

3    SEC USE ONLY

4    SOURCE OF FUNDS*
     N/A

5    CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
     PURSUANT TO ITEMS 2(d) or 2(e)

6    CITIZENSHIP OR PLACE OF ORGANIZATION
     United States

     NUMBER OF SHARES BENEFICIALLY OWNED BY?
     EACH REPORTING PERSON WITH

7    SOLE VOTING POWER


8    SHARED VOTING POWER
     1,335,051

9    SOLE DISPOSITIVE POWER

10   SHARED DISPOSITIVE POWER
     1,335,051

11   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
     333,830

12   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
     CERTAIN SHARES*     X
     See Item 5

13   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
     5.1%

14   TYPE OF REPORTING PERSON*
     IN

*SEE INSTRUCTIONS BEFORE FILLING OUT!
INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7
(INCLUDING EXHIBITS) OF THE SCHEDULE AND THE SIGNATURE
ATTESTATION


SCHEDULE 13D


CUSIP No.  855 677 100        Page     6 of  9 Pages

1    NAME OF REPORTING PERSON
     S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
     SVM HOLDING CO.

2    CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
     (a) X
     (b)

3    SEC USE ONLY

4    SOURCE OF FUNDS*
     N/A

5    CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
     PURSUANT TO ITEMS 2(d) or 2(e)

6    CITIZENSHIP OR PLACE OF ORGANIZATION
     New York

     NUMBER OF SHARES BENEFICIALLY OWNED BY?
     EACH REPORTING PERSON WITH

7    SOLE VOTING POWER
     83,187

8    SHARED VOTING POWER
     1,209,441

9    SOLE DISPOSITIVE POWER
     83,187

10   SHARED DISPOSITIVE POWER
     1,209,441

11   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
     333,830

12   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
     CERTAIN SHARES*     X
     See Item 5

13   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
     5.1%

14   TYPE OF REPORTING PERSON*
     PN

*SEE INSTRUCTIONS BEFORE FILLING OUT!
INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7
(INCLUDING EXHIBITS) OF THE SCHEDULE AND THE SIGNATURE
ATTESTATION

SCHEDULE 13D


CUSIP No.  855 677 100        Page     6 of  9 Pages

1    NAME OF REPORTING PERSON
     S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
     BUILTLAND PARTNERS

2    CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
     (a) X
     (b)

3    SEC USE ONLY

4    SOURCE OF FUNDS*
     N/A

5    CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
     PURSUANT TO ITEMS 2(d) or 2(e)

6    CITIZENSHIP OR PLACE OF ORGANIZATION
     New York

     NUMBER OF SHARES BENEFICIALLY OWNED BY?
     EACH REPORTING PERSON WITH

7    SOLE VOTING POWER
     1,100,000

8    SHARED VOTING POWER


9    SOLE DISPOSITIVE POWER
     1,100,000

10   SHARED DISPOSITIVE POWER


11   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
     1,100,000

12   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
     CERTAIN SHARES*
     See Item 5

13   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
     16.8%

14   TYPE OF REPORTING PERSON*
     PN

*SEE INSTRUCTIONS BEFORE FILLING OUT!
INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7
(INCLUDING EXHIBITS) OF THE SCHEDULE AND THE SIGNATURE
ATTESTATION

     This Amendment to Schedule 13D is being filed on behalf of Paul Milstein, PIM Holding Co., a New York general partnership
(PIM), Seymour Milstein, SVM Holding Co., a New York general partnership (SVM), and Builtland Partners, a New York general partnership (Builtland) (collectively, the Reporting Persons), and amends Schedule 13D dated December 27, 1988, as heretofore amended, relating to shares of Common Stock, $1.00 par value (Common Stock), of Starrett Housing Corporation, a New York corporation (the Company), 909 Third Avenue, New York, New York 10022, as set forth below.

Item 3.  Sources and Amount of Funds or Other Consideration.

     Item 3 is hereby amended to add the following:

     The shares acquired within the last 60 days as set forth in paragraph (c) under Item 5 below were purchased in the ordinary course of business through margin accounts with Ernst & Co.

Item 5.  Interest in Securities of the Issuer.

     (a) The first sentence of Item 5(a) is hereby amended in its entirety and replaced with the following:

     As of June 25, 1993 the Reporting Persons, Bradley
Associates and Milstein Family Foundation, Inc., respectively, own directly and beneficially shares of the Company's Common
Stock as follows:

     Paul Milstein       145,000   ( 2.2%)
     PIM                 312,377   (4.8%)
     Seymour Milstein    0         (0%)
     SVM                 83,187    ( 1.3%)
     Builtland           1,100,000 (16.8%)
     Bradly              109,441   ( 1.7%)
     the Foundation         42,000 ( 0.6%)
                         1,792,437 (27.3%)*

     *    Percentages do not add because of rounding.
Direct and indirect beneficial ownership of Common Stock is attributable 708,020 shares (10.8%) to Paul Milstein (including
PIM) and 333,830 shares (5.1%) to Seymour Milstein (including
SVM).

     (b) The last paragraph of Item 5(a) is hereby amended in its entirety to read as follows:

     Percentages of the outstanding Common Stock were calculated based on 6,566,402 shares shown to be outstanding on the Company's Form 10-K for the year ended December 31, 1992. The shares of Common Stock reflected in this Item 5(a) exclude 75,860 shares (1.2%) in the aggregate beneficially owned by various individual partners of Builtland who are not Reporting Persons, and spouses of partners of Builtland, in which shares each of the Reporting Persons disclaims any beneficial interest.

     (c)  Item 5(c) is hereby amended as follows:

     During the 60 days prior to the date hereof, Paul Milstein and PIM Holding Co. have purchased shares of Common Stock in brokerage transactions on the American Stock Exchange as follows:

                                        No. of
                         Date           Shares    Price

     PIM Holding Co.     June 21, 1993  5,000     $5.25
     Paul Milstein       June 22, 1993  145,000   $5.25



SIGNATURE

          After reasonable inquiry and to the best of their knowledge and belief, the undersigned certify that the information set forth in this Statement is true, complete and correct.

June 28, 1993
                              /s/ Paul Milstein
                              Paul Milstein
                              PIM HOLDING CO.


                              By: /s/ Paul Milstein
                              Paul Milstein, Trustee,
                              General Partner


                              /s/ Seymour Milstein
                              Seymour Milstein
                              SVM HOLDING CO.


                              By: /s/ Seymour Milstein
                              Seymour Milstein, Trustee,
                              General Partner


                              BUILTLAND PARTNERS


                              By: /s/ Paul Milstein
                              General Partner